AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 28, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about additional investment options for the Multimanager Technology Portfolio (“Technology Portfolio”).

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The following information replaces the second paragraph under the section “More Information on Investing in ETFs”:

The SEC has issued such exemptive orders to the ETFs in which the Technology Portfolio may invest (iShares Trust, iShares, Inc., SPDR® Series Trust, SPDR® Index Shares Funds, The Select Sector SPDR® Trust, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Specialized Funds and Vanguard World Funds), which permit investment companies (such as the Technology Portfolio) to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, the Technology Portfolio generally may acquire up to 25% of the assets of an ETF.

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The following information is added to the section under the heading “Information Regarding ETFs”:

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Information Technology ETF	Seeks to track the performance of the MSCI US Investable Market Information Technology 25/50 Index, an index that measures the investment return of information technology stocks.	The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield.	• Equity Risk • Mid-Cap and Small-Cap Company Risk • Non-Diversification Risk • Technology Sector Risk

Vanguard Telecommunication Services ETF	The Fund seeks to track the performance of the MSCI US Investable Market Telecommunication Services 25/50 Index, an index that measures the investment return of telecommunication services stocks.	The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield.	• Equity Risk • Index Strategy Risk • Mid-Cap and Small-Cap Company Risk • Non-Diversification Risk • Technology Sector Risk